SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                 Date of Report: August 12, 2002
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 South MoPac Expressway, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Statement Under Oath of Kenneth M. Jastrow, II, Chief
          Executive Officer of Temple-Inland Inc., Regarding
          Facts and Circumstances Relating to Exchange Act
          Filings

     99.2 Statement Under Oath of Randall D. Levy, Chief
          Financial Officer of Temple-Inland Inc., Regarding
          Facts and Circumstances Relating to Exchange Act
          Filings

Item 9.        Regulation FD Disclosure.

     On August 12, 2002, in accordance with Order No. 4-460 of the Securities and Exchange Commission, sworn statements were submitted to the Securities and Exchange Commission by each of the chief executive officer and chief financial officer of Temple-Inland Inc. Copies of each sworn statement are furnished as exhibits 99.1 and 99.2 of this report.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: August 12, 2002              By:  /s/ M. Richard Warner
                                   Name:  M. Richard Warner
                                   Title: Vice President and
                                   Chief Administrative Officer





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                          EXHIBIT INDEX

Exhibit   Description                                      Page

99.1      Statement Under Oath of Kenneth M. Jastrow, II,
          Chief Executive Officer of Temple-Inland Inc.,
          Regarding Facts and Circumstances Relating to
          Exchange Act Filings

99.2      Statement Under Oath of Randall D. Levy, Chief
          Financial Officer of Temple-Inland Inc.,
          Regarding Facts and Circumstances Relating to
          Exchange Act Filings